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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 8, 2001
                                                         ----------------


                           THE MED-DESIGN CORPORATION
                           ---------------------------
                 (Exact Name of Registrant Specified in Charter)


         Delaware                       0-25852                77-0404919
     ----------------            ---------------------      ------------------
      (State or Other              (Commission File          (I.R.S. Employer
      Jurisdiction of                   Number)             Identification No.)
      Incorporation)




         2810 Bunsen Avenue
         Ventura, California                                         93003
----------------------------------------                           ----------
(Address of Principal Executive Offices)                           (Zip Code)





       Registrant's telephone number, including area code: (805) 339-0375
                                                           --------------



         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits.

                  99.1 Letter to investors, healthcare workers and other professionals to be posted on The Med-Design Corporation (the "Company") website.

Item 9.  Regulation FD Disclosure.

                  Following the filing of this Form 8-K, the Company will post on its website a letter to investors, healthcare workers and other professionals (the "Letter"). The Letter is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE MED-DESIGN CORPORATION
                                              (Registrant)


                                      By     /s/ James Donegan
                                         -------------------------------------
                                           James Donegan
                                           Chief Executive Officer



Dated: January 8, 2001



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                                  Exhibit Index


         Exhibit

         99.1 Letter to investors, healthcare workers and other professionals to be posted on the Company's website.